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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                   FORM 8-K/A

                                (Amendment No. 1)


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) May 17, 1998.


                            JOURNAL REGISTER COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




Delaware                               1-12955                    22-3498615
(State or Other                (Commission File Number)        (I.R.S. Employer
Jurisdiction of Incorporation)                            Identification Number)


             State Street Square, 50 West State Street, Trenton, NJ
                                      08608
             (Address of Principal Executive Offices, Including Zip
                                      Code)


                                 (609) 396-2200
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
              (Former Name or Former Address, if Changed Since Last
                                     Report)
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         The Form 8-K filed by Journal Register Company (the "Company") on May
20, 1998 (the "Original 8-K") is hereby amended and supplemented by adding the following to the end of the last paragraph of Item 5 thereof.

ITEM 5.     OTHER EVENTS.

A copy of the Master Agreement, dated as of May 17, 1998, by and among each of the Sellers (as defined therein), Richard G. Schneidman, as Designated Stockholder, and the Company, as Buyer (the "Master Agreement"), relating to the foregoing acquisition transaction, is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
            INFORMATION AND EXHIBITS.

                 (a)  Financial Statements of Businesses Acquired.

                      Not Applicable

                 (b)  Pro Forma Financial Information.

                      Not Applicable

                 (c)  Exhibits.

                      The following exhibit is filed with this Report:

                      99.2 Master Agreement, dated as of May 17, 1998, by and among each of the Sellers (as defined therein), Richard G. Schneidman, as Designated Stockholder, and the Company, as Buyer.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            JOURNAL REGISTER COMPANY
                            (REGISTRANT)




                            By:    /s/ Jean B. Clifton
                            Name:  Jean B. Clifton
                            Title: Executive Vice President, Chief
                                   Financial Officer  & Treasurer

Date:    June 30, 1998


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                                  EXHIBIT INDEX


Exhibit No.       Description

99.2 Master Agreement, dated as of May 17, 1998, by and among each of the Sellers (as defined therein), Richard G. Schneidman, as Designated Stockholder, and the Company, as Buyer.